SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         _________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURTIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 1, 1999
                                                         (January 21, 1999)

                                MONSANTO COMPANY

                         _________________________________

                (Exact Name of Registrant as Specified in Charter)

                      Delaware        1-2516      43-0420020
                     __________      _______      ___________

800 North Lindbergh Boulevard
St. Louis, Missouri                                             63167

(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (314) 694-1000


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ITEM 5. OTHER EVENTS

On January 21, 1999, Monsanto Company (the "Company") issued a press release announcing the Company's financial results for the fourth quarter of 1998 and the full year. A copy of the press release issued by the Company is filed as an exhibit hereto and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits.  The following exhibit is filed as part of this report:

               99.1 Press release dated January 21, 1999, issued by Monsanto Company




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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 1, 1999

                                         MONSANTO COMPANY



                                         By:   /s/ Richard B. Clark
                                               _____________________________
                                         Name: Richard B. Clark
                                               Vice President and Controller
                                               (Principal Accounting Officer)

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                                  EXHIBIT INDEX


Exhibit
Number                                Description

99.1 Press release, dated January 21, 1999, issued by Monsanto Company